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                                                               EXHIBIT 10.19


            AGREEMENT for TERMINATION, RELEASE and WAIVER OF RIGHTS

This Agreement for Termination, Release and Waiver of Rights (see "Waiver Agreement") is entered into by Legacy Brands Inc. ("Legacy"), Randolph Haag, and Steve Jizmagian, (collectively the "Releasors") (Legacy and the Releasors sometimes collectively referred to herein as the "Parties") as of the 31st day of December, 1997, and is intended to settle all the rights between the Parties with respect to the facts below.

WHEREAS, the Parties have previously entered into an Investment Banking Compensation Agreement dated March 7, 1995 (the "Investment Banking Agreement"), attached hereto as Exhibit A.

WHEREAS, the Releasors desire to terminate the Investment Banking Agreement in consideration of the mutual agreements, covenants and representations contained in this Waiver Agreement.

WHEREAS, as partial consideration for entering into this Waiver Agreement and as contemplated by the Investment Banking Agreement to be terminated as provided below, the Company shall issue warrants to certain individuals, including the Releasors, named in the Investment Banking Agreement in the form of Exhibits B and C attached hereto with respect to Mr. Haag and substantially in the form of Exhibit B attached hereto with respect to all other persons.

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1. WAIVER AND RELEASE BY RELEASORS. Subject to and conditioned upon Legacy's fulfillment of its obligations hereunder, Releasors and Legacy hereby release, acquit, and forever discharge the other, from any and all rights, actions, claims, debts, demands, costs, contracts, liabilities, obligations, damages and causes of action whether known, suspected or unknown, whether in law or in equity, which Releasors or Legacy, as the case may be, had or now have or may claim to have by reason of those matters set forth in the Investment Banking Agreement, and any other matters which may relate, or which may have been related, to any subject matter which was, or could have been, raised in connection to the Investment Banking Agreement. Subject to and conditioned upon Legacy's fulfillment of its obligations hereunder, the Parties agree to terminate the Investment Banking Agreement and that Releasors rights, actions, claims and demands relating to the rights contained in the Investment Banking Agreement including, but not limited to, the issuance of any securities of Legacy shall be governed exclusively by and limited to those rights set forth in this Waiver Agreement.

2.  ISSUANCE OF WARRANTS.

    a. WARRANTS FOR PAST CONSIDERATION. Simultaneously with Releasors' execution of this Waiver Agreement, Legacy shall deliver (i) a Warrant in form and substance as attached hereto as Exhibit B and incorporated herein by reference, to those
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                individuals (herein collectively referred to as the "Warrant
                Holders") and for that number of shares as provided in the Investment Banking Agreement (adjusted for subsequent reverse stock split(s)) and (ii) a Warrant in form and substance as attached hereto as Exhibit C and incorporated herein by reference to Haag to purchase One Hundred Thousand (100,000) shares of Common Stock of Legacy.

        b. Appointment of Haag as Agent for Warrant Holders. Each of the Warrant Holders hereby appoint Haag as their agent and grant to Haag a power of attorney to act on their behalf and in their place with respect to all matters pertaining to any registration rights granted pursuant to the Warrants, which power shall be deemed to be coupled with an interest, shall be irrevocable for the term of the Warrants and any purchaser, acquirer, transferee or holder of such Warrant shall be subject to such power and shall grant and execute such power of attorney as the Company may deem reasonably necessary to fulfill the intent of the foregoing provisions.

        c. Finder's Fee Warrant. Legacy shall issue to Haag, upon the first closing of a "Transaction" (as defined below), an additional Warrant in form and substance as set forth in Exhibit C for an additional One Hundred Thousand (100,000) shares of the Common Stock of Legacy.

        d. "Transaction" Defined. As used in this Waiver Agreement, the term "Transaction" shall mean, whether in one or a series of transactions, (i) the acquisition, directly or indirectly, through purchases, sales or otherwise, by an investor, of all or any portion of the securities of Legacy, or (ii) any merger, consolidation, reorganization, recapitalization, restructuring or other business combination or joint venture involving Legacy and in investor, or (iii) any other form of financing provided to Legacy by an investor, where (x) such investor(s) have been introduced to Legacy by Haag on or before December 31, 1998,
                (y) the Transaction is consummated on or before December 31, 1999, and (z) the aggregate "Consideration" for such Transaction is equal to or greater than $1 million.

        e. "Consideration" Defined: As used in this Waiver Agreement, the term "Consideration" shall mean the total proceeds and other consideration paid and to be paid or contributed and to be contributed, directly or indirectly, in connection with a Transaction (which consideration shall be deemed to include amounts paid or to be paid into an escrow) to Legacy or its shareholders, including, without limitation: (i) cast; (ii) notes, securities and other property (including all options, warrants or other instruments or arrangements convertible into or exercisable for any of the foregoing) at the fair market value thereof; (iii) liabilities assumed; (iv) payments to be made in installments; (v) amounts paid or payable under management, consulting, supply, service, distribution, technology transfer or licensing agreements, and real property or equipment lease agreements or agreements not to compete and other similar arrangements (including such payments to management), entered into other than in

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                the ordinary course of business; and (vi) contingent payments
                (whether or not related to future earnings or operations). The fair market value of non-cash consideration consisting of securities shall be determined based upon: (A) the closing sale price for such securities on the registered national securities exchange providing the primary market therefor on the last trading day prior to the date of receipt thereof by Legacy or its shareholders; (B) if such securities are not so traded, the average of the closing bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotation System on the last trading day prior to the date of receipt thereof by Legacy or its shareholders; or (C) if such securities are not so traded or reported, as agreed upon between Legacy and Haag. The fair market value of any non-cash consideration other than securities shall be determined by agreement between Legacy and Haag. If all or any portion of the consideration is to be paid over time, then that portion of the Consideration attributable thereto shall be payable, in the sole discretion of Haag, either, (i) as and when such payments are made or (ii) upon consummation of the Transaction, calculated based upon the present value of such Consideration utilizing a discount rate of 7% per annum.

3. Section 1542 Waiver. To the extent that the foregoing releases are releases to which Section 1542 of the California Civil Code or similar provisions of other applicable law applies, it is the intention of the Parties that the foregoing releases shall be effective as a bar to any and all actions, fees, damages, losses, claims, liabilities and demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected specified herein. In furtherance of this intention, the Releasors and Legacy expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code or similar provisions of applicable law which are as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     The Parties acknowledge that the foregoing waiver of the provisions of
Section 1542 of the California Civil Code was bargained for separately.

     Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of Legacy, Releasors, and each of them, expressly acknowledge that this Waiver Agreement is intended to include in its effect without limitation all of the claims, causes of action and liabilities which Releasors and Legacy, and each of them do not know or suspect to exist in their favor at the time of execution of this Waiver Agreement, and this Waiver Agreement, contemplates extinguishment of all such claims, causes of action and liabilities.

4. Representations, Warranties and Covenants. Each party hereby represents and warrants that he/she/it has the authority to enter into this Waiver Agreement and execute and deliver the documents required under this Waiver Agreement, if any.



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5.   No Assignment or Transfer of Claims. The Parties, and each of them, represent that they have not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity, any of the rights, claims or causes of action, including those contained in the Investment Banking Agreement or any other document, or any portion thereof, or any interests therein.

6. Headings. The headings that are made in this Waiver Agreement are provided for the purpose of convenience only and shall not be construed in interpreting the provisions contained in this Waiver Agreement.

7. Successors. This Waiver Agreement and all of its terms and provisions shall inure to the benefit of, and shall be binding upon the heirs, legal representatives, successors and assigns of the Parties and each of them.

8. Governing Law. This Waiver Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

9. Construction of this Waiver Agreement. The language of all the parts of this Waiver Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the Parties. As used in this Waiver Agreement, the masculine or neuter gender and singular or plural number shall be deemed to include the others wherever the context so indicates or requires.

10. Entire Agreement. This Waiver Agreement embodies the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein and is an integrated contract.

11. Counterparts. This Waiver Agreement may be executed in one or more counterparts, all of which together shall be deemed to be of one instrument.

12. Waiver. No waiver of any portion of this Waiver Agreement shall be effective unless made in writing. No waiver of any breach of any provision of the Waiver Agreement shall constitute a waiver of any subsequent breach of the same or any other provision of this Waiver Agreement.

13. Savings Clause. If any provision of this Waiver Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Waiver Agreement, or the application of such provision to persons or circumstances other than those as to which is held invalid, shall not be affected thereby.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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14.  Attorney's Fees. In any action or proceeding involved in the enforcement of, or defence against, any provision of this Waiver Agreement, the prevailing party in such action or proceeding shall be entitled to reasonable attorney's fees and all costs and expenses incurred in connection with such action or proceeding. In addition, the nonprevailing party shall pay all costs and expenses incurred in enforcing such award or judgment, and this obligation shall be severable from the other provisions of this section and shall survive any judgment, order or award and shall not be deemed to be merged therewith.

                              LEGACY BRANDS, INC.


Date: ___________                         By: ________________________________
                                                Thomas E. Kees
                                                Chief Executive Officer


Date: ___________                         By: ________________________________
                                                Craig Connerty
                                                Chief Financial Officer

                   __________________________________________



Date:   3/6/98                            By: /s/ RANDOLPH HAAG
      ___________                             ________________________________
                                                Randolph Haag


Date: ___________                         By: ________________________________
                                                Steve Jizmagian

Acknowledged and Agreed as to Section 2 Only:


Date: ___________                         By: ________________________________
                                                Michael J. Staskus


Date:   2-9-98                            By: /s/ THOMAS O'STASIK, JR.
      ___________                             ________________________________
                                                Thomas O'Stasik, Jr.


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                                   EXHIBIT A

         Investment Banking Compensation Agreement dated March 7, 1995






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14.  Attorney's Fees. In any action or proceeding involved in the enforcement of, or defence against, any provision of this Waiver Agreement, the prevailing party in such action or proceeding shall be entitled to reasonable attorney's fees and all costs and expenses incurred in connection with such action or proceeding. In addition, the nonprevailing party shall pay all costs and expenses incurred in enforcing such award or judgment, and this obligation shall be severable from the other provisions of this section and shall survive any judgment, order or award and shall not be deemed to be merged therewith.

                              LEGACY BRANDS, INC.


Date: ___________                         By: ________________________________
                                                Thomas E. Kees
                                                Chief Executive Officer


Date: ___________                         By: ________________________________
                                                Craig Connerty
                                                Chief Financial Officer

                   __________________________________________



Date: ___________                         By: ________________________________
                                                Randolph Haag


Date: ___________                         By: ________________________________
                                                Steve Jizmagian

Acknowledged and Agreed as to Section 2 Only:


Date:   3/5/98                            By:   [SIG]
      ___________                             ________________________________
                                                Michael J. Staskus


Date: ___________                         By: ________________________________
                                                Thomas O'Stasik, Jr.


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14.  Attorney's Fees. In any action or proceeding involved in the enforcement of, or defence against, any provision of this Waiver Agreement, the prevailing party in such action or proceeding shall be entitled to reasonable attorney's fees and all costs and expenses incurred in connection with such action or proceeding. In addition, the nonprevailing party shall pay all costs and expenses incurred in enforcing such award or judgment, and this obligation shall be severable from the other provisions of this section and shall survive any judgment, order or award and shall not be deemed to be merged therewith.

                              LEGACY BRANDS, INC.


Date: ___________                         By: ________________________________
                                                Thomas E. Kees
                                                Chief Executive Officer


Date: ___________                         By: ________________________________
                                                Craig Connerty
                                                Chief Financial Officer

                   __________________________________________



Date: ___________                         By: ________________________________
                                                Randolph Haag


Date:   3/3/98                            By:   [SIG]
      ___________                             ________________________________
                                                Steve Jizmagian

Acknowledged and Agreed as to Section 2 Only:



Date: ___________                         By: ________________________________
                                                Michael J. Staskus


Date: ___________                         By: ________________________________
                                                Thomas O'Stasik, Jr.


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